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                                                                    Exhibit 10.3

                               FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


      THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of November 20, 2001, is by and among NATG HOLDINGS, LLC, a Delaware limited liability company ("NATG" or the "Borrower"), ORIUS CORP., a Florida corporation ("Holdings"), the financial institutions party to the Credit Agreement (as defined below), in their capacities as lenders (collectively, the "Lenders," and each individually, a "Lender"), and Bankers Trust Company, as administrative agent (the "Agent") for the Lenders.

                              W I T N E S S E T H :

      WHEREAS, the Borrower, Holdings, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 5, 2000 (as heretofore and hereafter amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders have provided to the Borrower credit facilities and other financial accommodations;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

      2. Amendments to Credit Agreement. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

            (a) Section 1.1 of the Credit Agreement is amended by inserting the following new definitions in the appropriate alphabetical order:

            "Borrower Request" shall have the meaning provided in the Equity Call Agreement.

            "Capital Infusion" shall have the meaning provided in the Equity Call Agreement.

            "Capital Infusion Availability Ratio" means, on any date of determination, the ratio of (i) the aggregate amount of the proposed Capital Infusion to be requested on such date to (ii) the Maximum Infusion Balance on such date prior to giving effect to such Capital Infusion.

            "Equity Call Notice" shall have the meaning provided in the Equity Call Agreement.
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            "Equity Investors" shall have the meaning provided in the Equity
      Call Agreement.

            "Fourth Amendment" means that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of November 20, 2001 by and among Borrower, Holdings, Agent and the Lenders.

            "Fourth Amendment Effective Date" means the "Effective Date" as defined in the Fourth Amendment.

            "Maximum Infusion Amount" shall have the meaning provided in the Equity Call Agreement.

            "Maximum Infusion Balance" shall have the meaning provided in the Equity Call Agreement.

            "Revolving Loan Availability Ratio" means, on any date of determination, the ratio of (i) the aggregate principal amount of the proposed Loan or the Stated Amount of the proposed Letter of Credit to be requested on such date to (ii) the Total Available Revolving Commitment prior to giving effect to such Loan or Letter of Credit.

            "Trigger Date" means the earliest to occur of (i) the date on which any Unmatured Event of Default or Event of Default occurs after the Fourth Amendment Effective Date, (ii) the date on which the Total Available Revolving Commitment (after giving effect to any Loans or Letters of Credit requested to be made or issued on such date) is less than $19,000,000 and (iii) the date on which any Working Capital Loan made on or after the Fourth Amendment Effective Date (excluding any such Working Capital Loan that is made if, immediately after giving effect to the funding thereof, the Total Available Revolving Commitment is equal to or greater than $22,000,000) has remained outstanding in whole or in part for fifteen (15) Business Days.

            "Trigger Event" shall have the meaning provided in the Equity Call Agreement.

            (b) Section 2.1(c) of the Credit Agreement is amended by inserting a new sentence at the conclusion thereof to read as follows:


      Notwithstanding anything to the contrary in the foregoing paragraph, Swing Line Lender shall not make, and Borrower shall not request, any Swing Line Loans on or after the Fourth Amendment Effective Date.

            (c) Section 4.4 of the Credit Agreement is amended by inserting new clauses (i) and (j) at the conclusion thereof to read as follows:


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            (i)   Mandatory Prepayment Upon Trigger Event. Within twelve (12)
      Business Days following delivery to the Equity Investors of an Equity Call Notice pursuant to a Trigger Event resulting from clause (i) of the definition of Trigger Date in accordance with the Equity Call Agreement, an amount equal to 100% of the Capital Infusion requested in such Equity Call Notice shall be applied as a mandatory repayment of principal of Working Capital Loans (notwithstanding anything to the contrary regarding the application of such prepayment in Section 4.5(a)) and, within the Working Capital Loans, first to the payment of Base Rate Loans and second to the payment of Eurodollar Loans, in such order as Borrower shall request (and in the absence of such request, as Agent shall determine so as to minimize, if possible, any amounts due under Section 3.5).

            (j) Mandatory Prepayment With Excess Available Cash. Borrower shall on each Monday (or the next succeeding Business Day if Monday is not a Business Day) (i) deliver a certificate of a Responsible Officer certifying as to the average daily aggregate amount of Cash and Cash Equivalents calculated for the prior week (using the aggregate amount of Cash and Cash Equivalents as of the end of each Business Day in the prior week) (such amount being referred to herein as the "Average Cash Amount") and (ii) make a mandatory repayment in an amount (if positive) equal to the Average Cash Amount minus $23,000,000, such repayment applied first as a mandatory repayment of principal of Working Capital Loans, second for cash collateralization of LC Obligations and third for deposit in the Cash Collateral Account (as defined in the Security Agreement) (notwithstanding anything to the contrary regarding the application of such prepayment in
      Section 4.5(a)) and, within the Working Capital Loans, first to the payment of Base Rate Loans and second to the payment of Eurodollar Loans, in such order as Borrower shall request (and in the absence of such request, as Agent shall determine so as to minimize, if possible, any amounts due under Section 3.5). Borrower, Agent and Lenders acknowledge and agree that the amount of Cash and Cash Equivalents shall exclude the Excess Income Tax Refund (as defined in Section 4(h) of the Fourth Amendment), to the extent included therein.

            (d) Section 5.2 of the Credit Agreement is amended by inserting new clauses (f), (g) and (h) immediately following clause (e) thereof to read as follows:

            (f) Equity Call. Prior to the making of each Loan and the issuance of each Letter of Credit on and after the Trigger Date and prior to the date that the Maximum Infusion Amount has been fully invested by the Equity Investors in accordance with the Equity Call Agreement, Agent shall have received a copy of an Equity Call Notice that has been delivered to the Equity Investors in accordance with clause (ii) of the first sentence appearing in Section 2 of the Equity Call Agreement, which Equity Call Notice shall constitute a Borrower Request for a Capital Infusion in an amount necessary for the Revolving Loan Availability Ratio and the Capital Infusion Availability Ratio to be equaled as nearly as possible (subject to rounding) with respect to such requested Loan or


                                      -3-
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      Letter of Credit; provided, however, that the Equity Call Notice required to be delivered with the first Loan or Letter of Credit requested to be made or issued on or after the Trigger Date will be required to provide for a Capital Infusion in an amount necessary for the Revolving Loan Availability Ratio and the Capital Infusion Availability Ratio to be equalized as nearly as possible (subject to rounding) with respect to such requested Loan or Letter of Credit treating all Loans and Letters of Credit made or issued on or after the Fourth Amendment Effective Date that remain outstanding on the Trigger Date as having been requested, and all fully invested Capital Infusions pursuant to clause (vi) of the first sentence appearing in Section 2 of the Equity Call Agreement as having been made, on such date rather than on dates actually requested or made for purposes of determining the Revolving Loan Availability Ratio and Capital Infusion Availability Ratio.

            (g) Trigger Date Calculation. At any time prior to the making of each Loan and the issuance of each Letter of Credit before the Trigger Date, Agent shall have received a certificate executed by a Responsible Officer of the Borrower setting forth the date of funding and amount of each Working Capital Loan made on or after the Fourth Amendment Effective Date and the date and amount of each repayment thereof, and any other calculations or information necessary to establish to the reasonable satisfaction of Agent that the Trigger Date has not occurred.

            (h) Maximum Available Cash. Prior to the making of each Loan and the issuance of each Letter of Credit, Agent shall have received a certificate executed by a Responsible Officer of Borrower (i) setting forth the date of funding or issuance, (ii) certifying as to the aggregate amount of Cash and Cash Equivalents of Holdings and its Subsidiaries on the date of such funding or issuance after giving effect to such funding or issuance and after giving effect to any Capital Infusion required to be requested due to such funding, if any, (such amount calculated in accordance with this clause (ii) being referred to herein as "Available Cash") and (iii) certifying that Available Cash as of the date of funding or issuance is not greater than $15,000,000; provided, that, notwithstanding the foregoing, with respect to a request for the issuance of a Letter of Credit, Available Cash may exceed $15,000,000 if, contemporaneously with the request for issuance or the issuance of such Letter of Credit, Borrower repays Working Capital Loans and/or reduces the aggregate Stated Amount of the then outstanding Letters of Credit in an amount equal to the Stated Amount of such Letter of Credit (it being understood that the notice and minimum amount/increment requirements of
      Section 4.3(a) shall not apply to such prepayment).

            (e) Section 5.2 of the Credit Agreement is further amended by deleting the last sentence appearing in such Section in its entirety and substituting the following therefor:

            The acceptance of the benefits of each such Credit Event by Borrower shall be deemed to constitute a representation and warranty by them to the effect


                                      -4-
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      of paragraphs (a), (b), (c), (d), (f), (g) and (h) of this Section 5.2
      (except that no opinion need be expressed as to the Agent's or Required Lenders' satisfaction with any documents, instrument or other matter).

            (f) Section 6.5(b) of the Credit Agreement is amended by deleting the phrase "On and as of the Restatement Date, after" appearing in the first line thereof and substituting "After" therefor.

            (g) Section 6.11(c) of the Credit Agreement is amended by deleting the phrase "on the Restatement Date" in the second sentence thereof and inserting in lieu thereof the phrase "on the Fourth Amendment Effective Date".

            (h) Section 6.14 of the Credit Agreement is amended by deleting the phrase "As of the Restatement Date" in the second and third sentence thereof and inserting in lieu thereof the phrase "As of the Fourth Amendment Effective Date".

            (i) Section 6.15(b) of the Credit Agreement is amended by deleting the phrase "as of the Restatement Date" in the first sentence thereof and inserting in lieu thereof the phrase "as of the Fourth Amendment Effective Date".

            (j) Article VI of the Credit Agreement is further amended by inserting a new Section 6.25 at the conclusion thereof to read as follows:

            Section 6.25 Bonding Agreements. As of November 15, 2001, Schedule
      6.25 hereto sets forth all outstanding bonding arrangements to which any Credit Party is party and includes a description of each bond issued for the benefit of any Credit Party, the amount and term of such bond and the project to which such bond relates.

            (k) Article VII of the Credit Agreement is amended by inserting new Sections 7.19 and 7.20 at the conclusion thereof to read as follows:

            Section 7.19 Trigger Event Equity Call Notice. On any Trigger Date pursuant to clause (i) or (iii) of the definition thereof, Borrower shall deliver an Equity Call Notice to the Equity Investors in accordance with
      Section 2 of the Equity Call Agreement.

            Section 7.20 Financial Advisor; Budget and Projections. As soon as possible and in any event no later than December 20, 2001, Borrower shall
      (i) retain a financial advisor to assist Holdings and its Subsidiaries in formulating a financial restructuring plan for Holdings and its Subsidiaries and (ii) deliver to Agent and Lenders an annual budget and projections for the 2002 fiscal year meeting the requirements set forth in
      Section 7.1(e) and also including a plan for restructuring the debt and equity of Holdings and its Subsidiaries.

            (l) Article VIII of the Credit Agreement is amended by inserting new Sections 8.19 and 8.20 at the conclusion thereof to read as follows:


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            Section 8.19 Deposit Accounts. Holdings will not, and will not permit any other Credit Party to, open or establish any Deposit Account (as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) after the Fourth Amendment Effective Date unless it shall have given to Agent prior written notice of its intention to do so, accompanied with an updated Schedule I to the Fourth Amendment which reflects all such Deposit Accounts of the Credit Parties at such time (including any such new Deposit Accounts).

            Section 8.20 Working Capital and Capital Expenditure Practices. Holdings will not, and will not permit any of its Subsidiaries to, (i) in any material respect manage its working capital, (ii) prepay any accounts payable or other liabilities (other than the Obligations) which individually or in the aggregate would be material or (iii) prepay or accelerate any Capital Expenditures which individually or in the aggregate would be material, in each case other than in the ordinary course of business consistent with past practices.

            (m) Section 10.1(a) of the Credit Agreement is amended by deleting such Section in its entirety and substituting the following therefor:

            (a) Failure to Make Payments When Due. Borrower (i) shall default in the payment of principal on any of the Loans or any reimbursement obligation with respect to any Letter of Credit (it being understood and agreed that the failure to make a mandatory prepayment pursuant to Section 4.4(i) in an amount equal to 100% of the Capital Infusion requested pursuant to an Equity Call Notice due to a Trigger Event within twelve
      (12) Business Days following delivery to the Equity Investors of such Equity Call Notice, regardless of whether Holdings or Borrower actually receive such Capital Infusion, as a result of a default in the payment by any Equity Investors under the Equity Call Agreement or otherwise, shall constitute a default in the payment of principal on the Loans as specified in this Section 10.1(a)(i)); or (ii) shall default in the payment of interest on any of the Loans or default in the payment of any fee or any other amount owing hereunder or under any other Loan Document when due and such default in payment shall continue for three (3) Business Days; or

            (n) Section 10.1(c) of the Credit Agreement is amended by deleting such Section in its entirety and substituting the following therefor:

            (c) Covenants. Holdings or Borrower shall (i) default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Section 7.19, Article VIII or
      Article IX hereof, (ii) default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Sections 7.3, 7.6, 7.8, 7.9, 7.10, 7.12 or 7.17 and such default shall remain unremedied for a period of five (5) Business Days or
      (iii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of thirty (30) days after written notice to Borrower by Agent or any Lender; or


                                      -6-
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            (o)   Section 12.4(a) of the Credit Agreement is amended by
inserting the following sentence immediately after the first sentence thereof and immediately prior to the current second sentence thereof:

            Borrower also agrees to pay promptly upon request by Agent all costs and expenses of Agent and Lenders in connection with the retention by Agent and Lenders of a financial advisor to assist Agent and Lenders with their analysis of the financial restructuring of Holdings and its Subsidiaries, including without limitation, the fees and out-of-pocket expenses of such financial advisor.

            (p) The Credit Agreement is amended by amending and restating Schedules 6.11(c), 6.14 and 6.15 to read as set forth on Schedules 6.11(c), 6.14 and 6.15 attached hereto.

            (q)   The Credit Agreement is further amended by inserting a new
Schedule 6.25 to read as set forth on Schedule 6.25 attached hereto.

      3. Temporary Waiver. From and after the Effective Date to but excluding January 15, 2002 (such period the "Waiver Period"), the Agent and the Lenders hereby (i) waive compliance with Sections 9.2, 9.3 and 9.4 of the Credit Agreement for the Test Periods ending September 30, 2001 and December 31, 2001 and (ii) waive any Event of Default or Unmatured Event of Default resulting from any breach of the representation and warranty set forth in the last sentence of
Section 6.5(a) of the Credit Agreement based upon the financial statements of Holdings delivered to the Lenders prior to the Effective Date for the months of July, August and September 2001, the projections delivered to the Agent on September 21, 2001 and other written information delivered to the Agent and distributed by the Agent to the Lenders prior to the Effective Date, and agree not to assert a failure to satisfy the condition precedent set forth in Section 5.2(d) of the Credit Agreement in connection with any Credit Event after the date of this Agreement based on such financial statements, projections and written information identified or described above. Notwithstanding anything herein to the contrary, Holdings and Borrower expressly acknowledge and agree that the Agent and the Lenders may exercise any and all rights and remedies under the Credit Agreement and the other Loan Documents and under applicable law at any time on or after the earlier to occur of (i) the occurrence of any Unmatured Event of Default or Event of Default (except as expressly waived above in this Section 3 during the Waiver Period) after the Effective Date and (ii) January 15, 2001.

      4. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Agreement, each of the Borrower and Holdings hereby represents and warrants to the Agent and the Lenders, in each case after giving effect to this Agreement, as follows:

            (a) Each of the Borrower and Holdings has the right, power and capacity and has been duly authorized and empowered by all requisite corporate or limited liability company and shareholder or member action to enter into, execute, deliver and perform this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

            (b) This Agreement constitutes each of the Borrower's and Holdings' legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be


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subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

            (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Effective Date as though made on and as of the Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

            (d) Each of the Borrower's and Holdings' execution, delivery and performance of this Agreement do not and will not violate its Articles or Certificate of Incorporation, By-laws or other Organizational Documents, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject.

            (e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by the Borrower, Holdings or any other Credit Party of this Agreement and all agreements, documents and instruments executed and delivered pursuant to this Agreement.

            (f) No Event of Default or Unmatured Event of Default exists under the Credit Agreement.

            (g) Schedule I attached hereto contains a true and complete list of all Deposit Accounts (as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) maintained by any Credit Party as of the date of this Agreement, which Schedule shall list for each account the account party, the account number, the financial institution and the address and contact party for such financial institution.

            (h) The amount of the tax refund previously received by Borrower from the IRS includes an excess refund in the amount of $4,150,099.85 (the "Excess Income Tax Refund") which Borrower has undertaken to repay to the IRS.

      5. Conditions to Effectiveness of Amendment. This Agreement shall become effective as of September 29, 2001 (the "Effective Date") upon satisfaction of the following conditions precedent:

            (a) Execution and Delivery of Amendment. The Borrower, Holdings, the Agent and the Required Lenders shall have executed and delivered this Agreement.

            (b) Execution and Delivery of Loan Documents. The Agent shall have received each of the following documents, all of which shall be satisfactory in form and substance to the Agent and its counsel:

            (1) revised Schedules 6.11(c), 6.14, 6.15 and 6.25 to the Credit Agreement;

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            (2)   an Amended and Restated Security Agreement in the form of
Exhibit A attached hereto, duly executed and delivered by each Credit Party;

            (3) a Perfection Certificate in the form of Exhibit B attached hereto, duly executed and delivered by each Credit Party;

            (4) a signed opinion of Kirkland & Ellis, counsel for the Credit Parties, as to such matters in connection with this Amendment and the other Loan Documents executed and delivered pursuant to this Amendment as the Agent or its counsel may reasonably request;

            (5) a certificate of an officer of Holdings and the Borrower in the form of Exhibit C attached hereto;

            (6) a Reaffirmation of Guaranty in the form of Exhibit D attached hereto, duly executed and delivered by Holdings and the Subsidiary Guarantors;

            (7) a First Amendment to Equity Call Agreement in the form of Exhibit E attached hereto, duly executed and delivered by Holdings, Borrower, the Equity Investors and the Agent;

            (8) the financial statements referenced in Section 7.1(a) of the Credit Agreement for the Fiscal Quarter ended September 30, 2001; and

            (9) a certificate of the chief financial officer of Holdings substantially in the form of Exhibit 7.2(b) to the Credit Agreement (without giving effect to this Agreement) stating that, to the best of such officer's knowledge, (i) the financial statements referenced in clause (8) above present fairly in all material respects, in accordance with GAAP, the financial condition and results of operations of Holdings and its Subsidiaries for the period referred to therein (subject, in the case of interim statements, to normal year-end audit adjustments and the absence of footnote disclosure) and
(ii) after giving effect to this Agreement, no Event of Default or Unmatured Event of Default has occurred, except as specified in such certificate and, if so specified, the action which Borrower propose to take with respect thereto, which certificate shall set forth detailed computations to the extent necessary to establish Borrower's compliance or non-compliance with the covenants set forth in Article IX of the Credit Agreement.

            (c) No Defaults. After giving effect to this Agreement, no Event of Default or Unmatured Event of Default under the Credit Agreement shall have occurred and be continuing.

            (d) Representations and Warranties. After giving effect to this Agreement, the representations and warranties of the Borrower, Holdings and the other Credit Parties contained in this Agreement, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

            (e) Fees. Borrower shall have paid all reasonable costs, fees and expenses (including, without limitation, reasonable legal fees and expenses of Winston & Strawn and the

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costs, fees and expenses referred to in Section 7(a) hereof and Section 12.4 of the Agreement) of the Agent.

            (f) Other Matters. Agent shall have received such other instruments and documents as Agent or the Required Lenders may reasonably request in connection with the execution of this Agreement, and all such instruments and documents shall be reasonably satisfactory in form and substance to Agent.

      6. Consent of Required Lenders. The Required Lenders hereby consent to the terms of the First Amendment to Equity Call Agreement in the form attached hereto as Exhibit E.

      7.    Miscellaneous. The parties hereto hereby further agree as follows:

            (a) Costs, Expenses and Taxes. The Borrower hereby agrees to pay all reasonable fees, costs and expenses of the Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Agent.

            (b) Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Agreement to produce more than one (1) such counterpart.

            (c) Headings. Headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

            (d) Integration. This Agreement, the other agreements and documents executed and delivered pursuant to this Agreement and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

            (e) Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF SAID STATE, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES.

            (f) Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Borrower, Holdings, the Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, Holdings, the Agent and the Lenders and their respective successors and permitted assigns.

            (g) Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Agreement in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any rights, power or remedy of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor constitute an amendment of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute an amendment thereof. On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. The Borrower and Holdings acknowledge and agree that this Agreement constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, Section 10.1 of the Credit Agreement. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 12.1 of the Credit Agreement.

            (h)   True-Up. If at the time of any Event of Default pursuant to
Section 10.1(e) or (f) of the Credit Agreement, the sum of (i) the aggregate principal amount then outstanding of Revolving Loans plus (ii) the LC Obligations at such time plus (iii) the aggregate principal amount of Swing Line Loans then outstanding is less than the sum of such amounts as of the Fourth Amendment Effective Date as a result of mandatory repayments made pursuant to
Section 4.4(j), the Revolving Lenders shall purchase for cash (according to each Revolving Lender's Revolver Pro Rata Share) Term Loans on a pro rata basis from the Term Lenders in the amount of such difference.

      8. Acknowledgement and Release. Each of the Borrower and Holdings hereby acknowledges and agrees that all Notices of Borrowing submitted by or on behalf of the Borrower during the period commencing on September 11, 2001 and ending on the date of this Agreement have been withdrawn by the Borrower and Holdings and are of no force and effect, regardless of any action or inaction taken with respect thereto by the Borrower or any Affiliate of the Borrower, the Agent or any Lender. Each of the Borrower and Holdings hereby knowingly and voluntarily releases and forever discharges the Agent and the Lenders and all present and former directors, officers, agents, representatives, employees, successors and assigns of the Agent and each Lender and their direct and indirect owners (collectively, the "Released Parties") from any and all claims, controversies, actions, causes of action, cross-claims, counter-claims, demands, debts, compensatory damages, liquidated damages, punitive or exemplary damages, other damages, claims for costs and attorneys' fees, or liabilities of any nature whatsoever in law and in equity, both past and present and whether known or unknown, suspected, or claimed against any Released Party which Holdings or any of its Affiliates or Subsidiaries may have, which arise out of or are connected with any Notice of Borrowing submitted by or on behalf of the Borrower at any time during the period commencing on September 11, 2001 and ending on the date of this Agreement.

                            [signature pages follow]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                ORIUS CORP.


                                By:    /s/    Ronald L. Blake
                                   ---------------------------------------------
                                Name:         Ronald L. Blake
                                Title: Chairman of the Board, Chief Executive
                                       Officer and President

                                NATG HOLDINGS, LLC


                                By:    /s/    Ronald L. Blake
                                   ---------------------------------------------
                                Name:         Ronald L. Blake
                                Title:        Vice President



                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                BANKERS TRUST COMPANY,
                                individually and as Agent


                                By:    /s/    Robert Telesca
                                   ---------------------------------------------
                                Name:         Robert Telesca
                                Title:        Vice President



                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                BANK OF AMERICA, N.A.


                                By:
                                       ------------------------------------
                                Name:
                                       ------------------------------------
                                Title:
                                       ------------------------------------



                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                FIRST UNION NATIONAL BANK


                                By:    /s/    Douglas A. Nickel
                                   ---------------------------------------------
                                Name:         Douglas A. Nickel
                                Title:        Vice President



                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                NATIONAL CITY BANK, CLEVELAND


                                By:    /s/    John Platek
                                   ---------------------------------------------
                                Name:         John Platek
                                Title:        Assistant Vice President




                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                SUNTRUST BANK


                                By:
                                       ------------------------------------
                                Name:
                                       ------------------------------------
                                Title:
                                       ------------------------------------


                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                UNION PLANTERS BANK NA


                                By:
                                       ------------------------------------
                                Name:
                                       ------------------------------------
                                Title:
                                       ------------------------------------


                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                WACHOVIA BANK, N.A.


                                By:    /s/    Douglas A. Nickel
                                   ---------------------------------------------
                                Name:         Douglas A. Nickel
                                Title:        Vice President



                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                BNP PARIBAS


                                By:    /s/    Stephanie Rogers
                                   ---------------------------------------------
                                Name:         Stephanie Rogers
                                Title:        Vice President


                                By:    /s/    Shayn P. March
                                   ---------------------------------------------
                                Name:         Shayn P. March
                                Title:        Vice President



                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                        PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.

                             By:  CPF Asset Advisory, LLC, as Investment Manager

                        By:
                               ------------------------------------
                        Name:
                               ------------------------------------
                        Title:
                               ------------------------------------


                        By:
                               ------------------------------------
                        Name:
                               ------------------------------------
                        Title:
                               ------------------------------------


                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                HELLER FINANCIAL, INC.


                                By:
                                   ----------------------------------------
                                Name:
                                       ------------------------------------
                                Title:
                                       ------------------------------------


                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                VAN KAMPEN PRIME RATE INCOME TRUST


                                   By:  Van Kampen Investment Advisory Corp.


                                By:    /s/    Darvin D. Pierce
                                   ---------------------------------------------
                                Name:         Darvin D. Pierce
                                Title:        Executive Director



                                VAN KAMPEN SENIOR FLOATING  RATE FUND


                                   By:  Van Kampen Investment Advisory Corp.


                                By:    /s/    Darvin D. Pierce
                                   ---------------------------------------------
                                Name:         Darvin D. Pierce
                                Title:        Executive Director


                                VAN KAMPEN SENIOR INCOME TRUST


                                   By:  Van Kampen Investment Advisory Corp.


                                By:    /s/    Darvin D. Pierce
                                   ---------------------------------------------
                                Name:         Darvin D. Pierce
                                Title:        Executive Director


                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                PPM SPYGLASS FUNDING TRUST

                                By:    /s/    Ann E. Morris
                                   ---------------------------------------------
                                Name:         Ann E. Morris
                                Title:        Authorized Agent



                                WINGED FOOT FUNDING TRUST


                                By:    /s/    Ann E. Morris
                                   ---------------------------------------------
                                Name:         Ann E. Morris
                                Title:        Authorized Agent


                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                FREMONT INVESTMENT & LOAN


                                By:
                                       ------------------------------------
                                Name:
                                       ------------------------------------
                                Title:
                                       ------------------------------------


                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                       LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND


                          By: Stein Roe & Farnham Incorporated, As Advisor

                       By:    /s/    James R. Fellows
                          ----------------------------------------
                       Name:         James R. Fellows
                       Title: Senior Vice President & Portfolio Manager

                       SRF TRADING, INC.


                       By:    /s/    Diana L. Mushill
                          ----------------------------------------
                       Name:         Diana L. Mushill
                       Title:        Assistant Vice President



                       STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY


                       By:    /s/    James R. Fellows
                          ----------------------------------------
                       Name:         James R. Fellows
                       Title:        Senior Vice President
                              Stein Roe & Farnham Incorporated, as
                              Advisor to the Stein Roe Floating Rate
                              Limited Liability Company

                       Stein Roe & Farnham Incorporated as Agent for KEYPORT LIFE INSURANCE COMPANY


                       By:    /s/    James R. Fellows
                          ----------------------------------------
                       Name:         James R. Fellows
                       Title: Senior Vice President & Portfolio Manager


                       STEIN ROE & FARNHAM CLO I LTD.


                          By:  Stein Roe & Farnham Incorporated
                                  as  Portfolio Manager

                       By:    /s/    James R. Fellows
                          ----------------------------------------
                       Name:         James R. Fellows
                       Title: Senior Vice President & Portfolio Manager



                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                INDOSUEZ CAPITAL FUNDING IV, L.P.

                                     By:  Indosuez Capital as Portfolio Advisor


                                By:
                                       ------------------------------------
                                Name:
                                       ------------------------------------
                                Title:
                                       ------------------------------------


                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                CARLYLE HIGH YIELD FUND, L.P.


                                By:    /s/    Linda M. Pace
                                   ---------------------------------------------
                                Name:         Linda M. Pace
                                Title:        Vice President


                                CARLYLE HIGH YIELD PARTNERS II, LTD.


                                By:    /s/    Linda M. Pace
                                   ---------------------------------------------
                                Name:         Linda M. Pace
                                Title:        Vice President


                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                 MAPLEWOOD (CAYMAN) LIMITED

                      By: David L. Babson & Company Inc. under delegated
                          authority from Massachusetts Mutual Life Insurance Company as Investment Manager

                 By:  /s/      John B. Wheeler
                    ------------------------------------------------------
                 Name:         John B. Wheeler
                 Title:        Managing Director


                 MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                      By: David L. Babson & Company Inc. as Investment Advisor

                 By:  /s/      John B. Wheeler
                    ------------------------------------------------------
                 Name:         John B. Wheeler
                 Title:        Managing Director


                 PERSEUS CDO, I LIMITED


                      By: Mass Mutual Life Insurance Co., as Portfolio Manager

                 By:    /s/    Steven J. Katz
                    ------------------------------------------------------
                 Name:         Steven J. Katz
                 Title:        Associate General Counsel


                 SAAR HOLDINGS CDO LIMITED


                      By: Mass Mutual Life Insurance Co., as Collateral Manager


                 By:    /s/    Steven J. Katz
                    ------------------------------------------------------
                 Name:         Steven J. Katz
                 Title:        Associate General Counsel


                 SIMSBURY CLO, LIMITED

                      By: David L. Babson & Company Inc. under delegated
                          authority from Massachusetts Mutual Life Insurance Company as Investment Manager

                 By:  /s/      John B. Wheeler
                    ------------------------------------------------------
                 Name:         John B. Wheeler
                 Title:        Managing Director


                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                 SUFFIELD CLO LTD



                      By:  D. L. Babson & Co., Inc., as Collateral Manager

                 By:  /s/      John B. Wheeler
                    ------------------------------------------------------
                 Name:         John B. Wheeler
                 Title:        Managing Director


                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                PILGRIM CLO 1999-1 LTD
                       By:  Pilgrim Investments, Inc., as its investment manager


                By:
                       ------------------------------------
                Name:
                       ------------------------------------
                Title:
                       ------------------------------------


                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                 AIMCO CDO SERIES 2000-A


                                By:    /s/    Robert B. Bodett
                                   ---------------------------------------------
                                Name:         Robert B. Bodett
                                Title:        Authorized Signatory


                                By:    /s/    Dorothy E. Even
                                   ---------------------------------------------
                                Name:         Dorothy E. Even
                                Title:        Authorized Signatory



                                ALLSTATE LIFE INSURANCE COMPANY


                                By:    /s/    Robert B. Bodett
                                   ---------------------------------------------
                                Name:         Robert B. Bodett
                                Title:        Authorized Signatory


                                By:    /s/    Dorothy E. Even
                                   ---------------------------------------------
                                Name:         Dorothy E. Even
                                Title:        Authorized Signatory


                            ORIUS FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                        FIRST DOMINION FUNDING II


                                        By:    /s/    Andrew H. Marshak
                                           -------------------------------------
                                        Name:         Andrew H. Marshak
                                        Title:        Authorized Signatory



                                        FIRST DOMINION FUNDING III


                                        By:    /s/    Andrew H. Marshak
                                           -------------------------------------
                                        Name:         Andrew H. Marshak
                                        Title:        Authorized Signatory


                            ORIUS FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                      KATONAH I, LTD.


                                      By:    /s/    Ralph Della Rocca
                                         -------------------------------------
                                      Name:         Ralph Della Rocca
                                      Title:        Authorized Officer
                                             Katonah Capital, L.L.C., as Manager



                                      KATONAH II, LTD.


                                      By:    /s/    Ralph Della Rocca
                                         -------------------------------------
                                      Name:         Ralph Della Rocca
                                      Title:        Authorized Officer
                                             Katonah Capital, L.L.C., as Manager


                            ORIUS FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                        KZH CNC LLC


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------



                                        KZH STERLING LLC


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                            ORIUS FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                        MAGNETITE ASSET INVESTORS LLC


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                            ORIUS FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                        GREAT POINT CLO 1999-1 LTD.,
                                        as Term Lender

                                         By: Sankaty Advisors, Inc.,
                                             as Collateral Manager


                                        By:    /s/    Diane J. Exter
                                           -------------------------------------
                                        Name:         Diane J. Exter
                                        Title:        Managing Director



                                        SANKATY HIGH YIELD PARTNERS II, L.P.


                                        By:    /s/    Diane J. Exter
                                           -------------------------------------
                                        Name:         Diane J. Exter
                                        Title:        Managing Director


                            ORIUS FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                            ORIUS FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                        LONGLANE MASTER TRUST IV


                                          By:  Fleet National Bank as Trust
                                               Administrator


                                        By:    /s/    Kevin Keane
                                           -------------------------------------
                                        Name:         Kevin Keane
                                        Title:        Managing Director


                            ORIUS FOURTH AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE I

                                DEPOSIT ACCOUNTS


                              [Borrower to Provide]

                                    EXHIBIT A

                 FORM OF AMENDED AND RESTATED SECURITY AGREEMENT

                                    EXHIBIT B

                         FORM OF PERFECTION CERTIFICATE

                                    EXHIBIT C

                             CERTIFICATE OF OFFICER

            I, the undersigned, Chief Executive Officer of NATG Holdings, LLC, a Delaware limited liability company (the "Borrower"), and Orius Corp., a Florida corporation ("Holdings"), in accordance with Section 5(a) of that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of November ___, 2001 (the "Agreement") among Holdings, the Borrower, Bankers Trust Company, as Agent, and the financial institutions party to the Credit Agreement (as defined in the Agreement), do hereby certify on behalf of the Borrower and Holdings and not in my individual capacity, the following:

            1. The representations and warranties set forth in Section 4 of the Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date;

            2. No Event of Default or Unmatured Event of Default has occurred and is continuing after giving effect to the Agreement; and

            3. The conditions of Section 5 of the Agreement have been fully satisfied.

            Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

            IN WITNESS WHEREOF, the undersigned has duly executed and delivered on behalf of the Borrower and Holdings this Certificate of Officer on this ____ day of November, 2001.


ORIUS CORP.                                       NATG HOLDINGS, LLC


By:     _____________________                     By:     _____________________

Name:   _____________________                     Name:   _____________________

Title:  _____________________                     Title:  _____________________

                                    EXHIBIT D


                           REAFFIRMATION OF GUARANTEE

      Each of the undersigned acknowledges receipt of a copy of the Fourth Amendment to Amended and Restated Credit Agreement (the "Agreement"; capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement) dated as of November ___, 2001, by and among Orius Corp., a Florida corporation, NATG Holdings, LLC, a Delaware limited liability company, Bankers Trust Company, as administrative agent, and the financial institutions party to the Credit Agreement (as defined in the Agreement) as Lenders, consents to such Agreement and each of the transactions referenced in the Agreement and hereby reaffirms its obligations under the Holdings Guaranty or Subsidiary Guaranty, as applicable.

Dated as of November ___, 2001.


ORIUS CORP.


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


CATV SUBSCRIBER SERVICES, INC.                  CABLEMASTERS CORP.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


CHANNEL COMMUNICATIONS, INC.                    EXCEL CABLE CONSTRUCTION, INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


DAS-CO OF IDAHO, INC.                           ORIUS INFORMATION TECHNOLOGIES, LLC


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------

U.S. CABLE, INC.                                NETWORK CABLING SERVICES, INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


COPENHAGEN UTILITIES & CONSTRUCTION, INC.       SCHATZ UNDERGROUND CABLE, INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


TEXEL CORPORATION                               FENIX TELECOMMUNICATIONS SERVICES, INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


FENIX TELECOM SERVICES LIMITED PARTNERSHIP      FENIX HOLDINGS, INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


IRWIN TELECOM SERVICES, L.P.                    IRWIN TELECOM HOLDINGS, INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


IRWIN TELECOM SERVICES, INC.                    MIDWEST SPLICING & ACTIVATION, INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------

HATTECH, INC.                                   ORIUS CAPITAL CORP.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


LISN COMPANY                                    LISN, INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


ARION SUB, INC.                                 NETWORK CABLING HOLDINGS, INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


NETWORK COMPREHENSIVE TELECOM, L.P.             QMW COMMUNICATIONS, INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


ORIUS TELECOM SERVICES, INC.                    ORIUS HOLDINGS, INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


ORIUS BROADBAND SERVICES, INC.                  ORIUS TELECOMMUNICATION SERVICES, INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


ORIUS CENTRAL OFFICE SERVICES, INC.             ORIUS TELECOM PRODUCTS, INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------

ORIUS INTEGRATED PREMISE SERVICES, INC.         ORIUS TELECOMMUNICATION HOLDINGS (WI), INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------


ORIUS TELECOMMUNICATION SERVICES (WI), LP       ORIUS TELECOMMUNICATION SERVICES (WI), INC.


By:                                             By:
   ---------------------------------------         ---------------------------------------
Name:                                           Name:
     -------------------------------------           -------------------------------------
Title:                                          Title:
      ------------------------------------            ------------------------------------

                                    EXHIBIT E


                    FIRST AMENDMENT TO EQUITY CALL AGREEMENT

                                SCHEDULE 6.11(c)


                                 REAL PROPERTY



                              [Borrower to Provide]

                                  SCHEDULE 6.14


                                 CAPITALIZATION



                              [Borrower to Provide]

                                  SCHEDULE 6.15


                         CAPITALIZATION OF SUBSIDIARIES



                              [Borrower to Provide]